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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        August 8, 2000 (August 8, 2000)

                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)

           Tennessee                       001-11421             61-0502302
-------------------------------    ------------------------  -------------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)

               100 Mission Ridge
           Goodlettsville, Tennessee                              37072
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    (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (615) 855-4000
                                                           --------------

                                       N/A
 -------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)


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Item 5.       Other Events
--------------------------

On August 8, 2000, Dollar General Corporation reported preliminary results for the second quarter ended July 28, 2000. Exhibit 99.1 sets forth the press release issued by the company. In addition, on August 8, 2000, the company announced that its board of directors has authorized the company to repurchase from time to time up to an additional 5,000,000 shares of its outstanding common stock in the open market or in privately negotiated transactions. Exhibit 99.2 sets forth the press release issued by the company. These two press releases are hereby incorporated by reference into this Item 5.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
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       (c)    Exhibits:

       99.1   Press Release dated August 8, 2000.

       99.2   Press Release dated August 8, 2000.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DOLLAR GENERAL CORPORATION



Date:   August 8, 2000                     By: /s/ Brian M. Burr
                                               ---------------------------------
                                               Brian M. Burr
                                               Executive Vice President and
                                                  Chief Financial Officer









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                                  EXHIBIT INDEX

        No.                       Exhibit
       ----                       -------
       99.1        Press Release dated August 8, 2000.

       99.2        Press Release dated August 8, 2000.